UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 1, 2014, Royal Gold, Inc. (the “Company”) reported its third quarter fiscal 2014 results. Copies of the press release and an earnings presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information furnished under this Item 2.02, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Stanley Dempsey

On April 25, 2014, Stanley Dempsey notified the Company’s Board of Directors (the “Board”), of his decision to retire from his position as a director and chairman of the Board effective May 30, 2014, after 31 years of service to the Company. Mr. Dempsey’s decision to retire from the Board was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of William Hayes as Independent Chairman of the Board

On April 30, 2014, the Board appointed William Hayes to succeed Mr. Dempsey as chairman of the Board, effective May 30, 2014, in concurrence with the recommendation of the Compensation, Nominating and Governance Committee of the Board (“CNG”). Mr. Hayes has served on the Company’s Board since 2008, and will continue to serve as chairman of the Audit and Finance Committee of the Board (“AFC”).

Appointment of Chris M.T. Thompson as an Independent Director and Member of the AFC

On April 30, 2014, the Board appointed Chris M.T. Thompson (age 66) as a Class III director of the Company, effective May 15, 2014, in concurrence with the recommendation of the CNG. As a Class III director, Mr. Thompson will hold office for a term expiring at the Company’s 2014 annual meeting of stockholders.

Mr. Thompson will be compensated for his service on the Board in accordance with the Company’s compensatory and other arrangements for nonemployee directors, which are described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 11, 2013. Mr. Thompson was also appointed to serve on the AFC, effective May 15, 2014.

The Board has determined that Mr. Thompson is independent under the rules of The Nasdaq Stock Market as well as applicable rules and regulations adopted by the Securities and Exchange Commission.

The Company issued a press release announcing Mr. Dempsey’s retirement from the Board effective May 30, 2014 and the appointment of Mr. Thompson as an independent director and member of the AFC effective May 15, 2014, which press release is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 1, 2014, the Company announced reserve updates as of December 31, 2013 and production forecasts for calendar 2014 obtained from its royalty operators. The press release dated May 1, 2014, is furnished as Exhibit 99.4 hereto.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01	Other Events.

The reserves and other information for the Company’s royalty portfolio referenced in Item 7.01 is furnished as Exhibit 99.5 hereto and is incorporated by reference.

The information furnished under this Item 8.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 1, 2014 regarding Third Fiscal Quarter 2014 Results.
99.2	Royal Gold, Inc. May 1, 2014, Earnings Presentation.
99.3	Press Release dated May 1, 2014 announcing Board of Directors Leadership Changes.
99.4	Press Release dated May 1, 2014 announcing Reserve and Production Forecasts.
99.5	Calendar year 2014 Royalty Portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: May 1, 2014	By:	/s/ Bruce C. Kirchhoff
		Name:	Bruce C. Kirchhoff
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 1, 2014 regarding Third Fiscal Quarter 2014 Results.
99.2	Royal Gold, Inc. May 1, 2014, Earnings Presentation.
99.3	Press Release dated May 1, 2014 announcing Board of Directors Leadership Changes.
99.4	Press Release dated May 1, 2014 announcing Reserve and Production Forecasts.
99.5	Calendar year 2014 Royalty Portfolio.